UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2017

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On February 22, 2017, we issued a press release announcing our results of operations for the three- and twelve-month period ended December 31, 2016.  A copy of that release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.  Such forward-looking statements are subject to risks and uncertainties, as disclosed from time to time in our filings with the Securities and Exchange Commission.  As a result of these factors, our actual results may differ materially from those indicated or implied by such forward-looking statements.

We also presented in the press release certain “non-GAAP” financial measures.  We presented our adjusted EBITDA, adjusted operating income (loss) and net debt for all periods presented in the release. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Adjusted EBITDA is computed by subtracting the sum of direct costs, general and administrative expenses and research and engineering expenses from the sum of operating revenues.  Adjusted operating income (loss) is computed similarly, but also subtracts depreciation and amortization expenses from the sum of operating revenues.  Net debt is calculated as total debt minus the sum of cash and cash equivalents and short-term investments. As part of the press release information, we have provided a reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes and net debt to total debt which are the most closely comparable GAAP financial measures.

We included our adjusted EBITDA and adjusted operating income (loss) in the release because management evaluates the performance of our operating segments and our consolidated results based on several criteria, including these non-GAAP measures, because it believes that these financial measures accurately reflect our ongoing profitability and performance. In addition, we included net debt in the release because management uses net debt as a measure of our liquidity.  There are, however, certain limitations to these measures and therefore they should be considered in addition to and not as an alternative to our results in accordance with GAAP.

Item 8.01.                                        Other Events.

On February 23, 2017, we will present certain information in connection with our call with shareholders, analysts and others relating to our results of operations discussed above.  Attached hereto as Exhibit 99.2 are slides that will be presented at that time.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release
99.2	Investor Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: February 22, 2017	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release
99.2	Investor Information